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                                                                    EXHIBIT 10.3


                          STOCKHOLDER JOINDER AGREEMENT

         THIS STOCKHOLDER JOINDER AGREEMENT (this "Agreement") is made and entered into as of January 12, 2001, by and among KNOLOGY, INC., a Delaware corporation (the "Company"), and the stockholders thereof whose signatures appear below (the "New Stockholders").

                                    Premises

         Pursuant to the Series C Preferred Stock Purchase Agreement, dated as of January 12, 2001 (the "Purchase Agreement"), by and among the Company and the New Stockholders, each of the New Stockholders has become a stockholder of the Company and as such desires to derive the benefits and burdens associated with being a stockholder of the Company.

         The Company is party to a Stockholders Agreement, dated as of February 7, 2000, as amended as of the date hereof (as the same may hereafter be amended from time to time, the "Stockholders Agreement"), with certain of the Company's existing stockholders ("Existing Stockholders") governing certain rights and obligations of the Existing Stockholders as stockholders of the Company. It is a condition to the obligation of the parties under the Purchase Agreement that the Company and each of the New Stockholders execute this Agreement evidencing each such New Stockholder's agreement to be bound by the terms of the Stockholders Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Stockholders Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each New Stockholder hereby agree as follows:

         1. From and after the issuance of the shares of the Series C Preferred Stock, par value $0.01 per share, of the Company (the "Series C Preferred") pursuant to the Purchase Agreement, by virtue of each such New Stockholder's execution of this Agreement, (i) each of the New Stockholders shall, without any further action on the part of the Company or any of the Existing Stockholders or other New Stockholders, become party to the Stockholders Agreement subject to and bound by, and entitled to the benefits of, all the terms and conditions of the Stockholders Agreement applicable to an Investor, (ii) the shares of Series C Preferred received by the New Stockholders pursuant to the Purchase Agreement shall be "Investor Stock" for all purposes under the Stockholders Agreement, and (iii) each of the New Stockholders shall be an "Other Investor" for all purposes under the Stockholders Agreement.

         2. A legend in substantially the form required by Section 6.02 of the Stockholders Agreement shall appear on each certificate representing shares of Series C Preferred Stock issued to the New Stockholders pursuant to the Purchase Agreement.


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         IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed by its duly authorized representative as an agreement under seal as of the date first above written.

                               KNOLOGY, INC.


                               By:  /s/ Rodger L. Johnson
                                   ---------------------------------------------
                                   Rodger L. Johnson
                                   President and Chief Executive Officer


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                               NEW STOCKHOLDERS:


                                /s/ Kimberley Thompson
                               -------------------------------------------------
                               Name: Kimberley Thompson
                               Title: Senior Vice President
                               Company: ITC Telecom Ventures, Inc.


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                               NEW STOCKHOLDERS:


                                /s/ David McL. Hillman
                               -------------------------------------------------
                               Name: David McL. Hillman
                               Title: Executive Vice President
                               Company: PNC Ventures Corp


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                               NEW STOCKHOLDERS:


                                /s/ David McL. Hillman
                               -------------------------------------------------
                               Name: David McL. Hillman
                               Title: General Partner
                               Company: Wood Street Partners III


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                               THE BURTON PARTNERSHIP (QP),
                               LIMITED PARTNERSHIP


                               By:  /s/ Donald W. Burton
                                  ----------------------------------------------
                                        Name: Donald W. Burton
                                        Title: General Partner


                                      -6-
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                               NEW STOCKHOLDERS:

                               KITTY HAWK CAPITAL LIMITED PARTNERSHIP, IV

                               By: Kitty Hawk Partners, LLC IV,
                                   General Partner


                               By: /s/ Walter H. Williamson, Jr.
                                  ----------------------------------------------
                               Name: Walter H. Williamson, Jr.
                               Title: Managing Member
                               Company:
                                       -----------------------------------------


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                               NEW STOCKHOLDERS:


                                /s/ Billy Harbert
                               -------------------------------------------------
                               Name: Billy Harbert
                               Title: Owner
                               Company: Tarpon Investments, L.L.C.


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                               NEW STOCKHOLDERS:


                                /s/ N. John Simmons, Jr.
                               -------------------------------------------------
                               Name: N. John Simmons, Jr.
                               Title: President
                               Company: Quantum Capital Partners, Inc.


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                               NEW STOCKHOLDERS:


                                /s/ Thomas T. Lamberth
                               -------------------------------------------------
                               Name: Thomas T. Lamberth
                               Title:
                               Company:


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                               FIRST UNION CAPITAL PARTNERS 2001, L.L.C.


                                /s/ Arthur C. Roselle
                               -------------------------------------------------
                               Name: Arthur C. Roselle
                               Title: Vice President


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                               NEW STOCKHOLDERS:


                                /s/ Lawrence H. Carlton
                               -------------------------------------------------
                               Name: Lawrence H. Carlton
                               Title: Clerk, Assistant Treasurer
                               Company: CT Communications Northeast, Inc.


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